                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ORDINARY SHARES
                                       OF
                              GCR HOLDINGS LIMITED
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing Ordinary Shares, par value $.10 per share (the "Shares"), of GCR HOLDINGS LIMITED, a Cayman Islands company (the "Company"), are not immediately available or time will not permit such certificates and all other required documents to reach ChaseMellon Shareholder Services, L.L.C. (the "Depositary") prior to the Expiration Date (as defined in the Offer), or the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

          BY HAND:                         BY MAIL:                   OVERNIGHT DELIVERY:
   ChaseMellon Shareholder         ChaseMellon Shareholder          ChaseMellon Shareholder
      Services, L.L.C.                 Services, L.L.C.                 Services, L.L.C.
        120 Broadway                    P.O. Box 3301                  85 Challenger Road
         13th Floor               South Hackensack, NJ 07606            Mail Drop-Reorg
     New York, NY 10271                                            Ridgefield Park, NJ 07660
                                                                   Attn: Reorganization Dept.

                        Our FAX Number is: 201-329-8936
                  Our FAX Confirmation number is: 201-296-4860

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

LADIES AND GENTLEMEN:

    The undersigned hereby tenders to EXEL ACQUISITION LTD., a Cayman Islands company (the "Purchaser"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 14, 1997 (the "Offer to Purchase"), and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.
Number of Shares:                                ________________________ Shares
Certificate No(s). (if available): _____________________________________________
________________________________________________________________________________
________________________________________________________________________________

If Share(s) will be tendered by book-entry transfer, check one box.

/ /  The Depository Trust Company

/ /  Midwest Securities Trust Company

/ /  Philadelphia Depository Trust Company
Account Number: ________________________________________________________________
Date: __________________________________________________________________________
Name(s) of Record Holder(s): ___________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Address(es): ___________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Area Code and Telephone Number(s): _____________________________________________
Signature(s): __________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                     THE GUARANTEE BELOW MUST BE COMPLETED
                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm that is a member in good standing of the Medallion Signature Guarantee Program or is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Depositary, at one of its addresses set forth above, the certificates representing all Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of book-entry delivery of Shares, an Agent's Message (as defined in the Offer to Purchase), and any other documents required by the Letter of Transmittal within three Nasdaq National Market trading days after the date of execution of this Notice of Guaranteed Delivery.
Name of Firm: __________________________________________________________________
Address: _______________________________________________________________________
                                         _______________________________________
Area Code and Telephone Number: ________________________________________________
________________________________________________________________________________

                             (Authorized Signature)
Title: _________________________________________________________________________
Name: __________________________________________________________________________
________________________________________________________________________________

                             (Please type or print)
Date: __________________________________________________________________________

    NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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